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                                                                    EXHIBIT 23.1




                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-1 Amendment No. 2 (File No. 333-15415) of our report dated October 31, 1996, on our audits of the financial statements of Aastrom Biosciences, Inc. We also consent to the reference to our firm under the caption "Experts."


/s/ COOPERS & LYBRAND L.L.P.

Detroit, Michigan
December 19, 1996